UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021

Parabellum Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40845	86-2219674
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3811 Turtle Creek Blvd Suite 2125 Dallas, TX 75219	75219
(Address of Principal Executive Offices)	(Zip Code)

(972) 591-8349

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	PRBM.U	The New York Stock Exchange
Shares of Class A Common Stock, par value $0.0001 per share, included as part of the Units	PRBM	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	PRBM.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On September 27, 2021, the Registration Statement on Form S-1 (File No. 333- 254763), as amended (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Parabellum Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On September 30, 2021, the Company consummated the IPO of 12,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and three-quarters of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated September 27, 2021, by and between the Company and B. Riley Securities, Inc., as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.

•	A Warrant Agreement, dated September 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated September 27, 2021, by and among the Company, each of its officers and directors and Parabellum Acquisition Partners, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference (the “Letter Agreement”).

•	An Investment Management Trust Agreement, dated September 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration and Shareholder Rights Agreement, dated September 27, 2021, by and among the Company, the Sponsor and certain other security holders named therein, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Warrant Purchase Agreement, dated September 27, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated September 27, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Narbeh Derhacobian, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Ron Shelton, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Daniel B. Wolfe, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Hervé P. Fages, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Kevin Palatnik, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Zac Hirzel, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated September 27, 2021, between the Company and Ajit Medhekar, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 6,225,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $6,225,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, the number of the board members was set at seven (7) and Mr. Daniel B. Wolfe, Mr. Hervé P. Fages, Mr. Kevin Palatnik, Mr. Zac Hirzel, and Mr. Ajit Medhekar (collectively, the “ Additional Directors”) were appointed as additional members of to the board of directors of the Company (the “Board”). Mr. Fages, Mr. Palatnik, Mr. Hirzel, and Mr. Medhekar are independent directors. Mr. Palatnik, Mr. Fages and Mr. Hirzel were also appointed to the Board’s Audit Committee, with Mr. Palatnik serving as chair of the Audit Committee; Mr. Palatnik, Mr. Fages and Mr. Hirzel were appointed to the Board’s Compensation Committee, with Ms. Fages serving as chair of the Compensation Committee; and Mr. Palatnik, Mr. Fages and Mr. Hirzel were appointed to the Nominating and Corporate Governance Committee, with Mr. Fages serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Additional Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Mr. Derhacobian and Mr. Shelton and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Palatnik and Mr. Fages and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Mr. Hirzel, Mr. Wolfe and Mr. Medhekar and will expire at the Company’s third annual meeting of stockholders.

In connection with their appointments to the Board, each current director and Additional Director entered into the Letter Agreement as well as an indemnity agreement with the Company.

Other than the foregoing, none of the current directors or Additional Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and indemnity agreements are attached as Exhibits 10.1, 10.6 through 10.12 hereto, respectively, and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), effective the same day. The terms of the Amended and Restated Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $ 126,250,000 of the proceeds received from the IPO and the sale of the Private Placement Warrants (which amount includes $4,375,000 of deferred underwriting commissions), were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds in the trust account will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO or during any extension period that may apply as a result of an amendment to the Amended and Restated Charter, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity.

On September 27, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On September 30, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	An Underwriting Agreement, dated September 27, 2021, by and between the Company and B. Riley Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation, filed on September 27, 2021

4.1	Warrant Agreement, dated September 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated September 27, 2021, by and among the Company, each of its officers and directors and Parabellum Acquisition Partners, LLC

10.2	Investment Management Trust Agreement, dated September 27, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration and Shareholder Rights Agreement, dated September 27, 2021, by and among the Company, Parabellum Acquisition Partners, LLC and certain other security holders named therein

10.4	Warrant Purchase Agreement, dated September 27, 2021, by and between the Company and Parabellum Acquisition Partners, LLC

10.5	Administrative Services Agreement, dated September 27, 2021, by and among the Company and Parabellum Acquisition Partners, LLC

10.6	Indemnity Agreement, dated September 27, 2021, between the Company and Narbeh Derhacobian

10.7	Indemnity Agreement, dated September 27, 2021, between the Company and Ron Shelton

10.8	Indemnity Agreement, dated September 27, 2021, between the Company and Daniel B. Wolfe

10.9	Indemnity Agreement, dated September 27, 2021, between the Company and Hervé P. Fages

10.10	Indemnity Agreement, dated September 27, 2021, between the Company and Kevin Palatnik

10.11	Indemnity Agreement, dated September 27, 2021, between the Company and Zac Hirzel

10.12	Indemnity Agreement, dated September 27, 2021, between the Company and Ajit Medhekar

99.1	Press Release, dated September 27, 2021

99.2	Press Release, dated September 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARABELLUM ACQUISITION CORP.

Dated: October 1, 2021
	By:	/s/ Narbeh Derhacobian
Narbeh Derhacobian
President and Chief Executive Officer